MML Small Cap Value Equity Fund – Letter to Shareholders

To Our Shareholders

John V. Murphy

“One by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value.”
August 1, 2000

Correction in Stocks Deflates Tech Values

At the beginning of the year the stock market picked up where it left off at the end of 1999, mounting a strong but narrow advance led by the favored technology, media, and telecommunications sectors. Internet fever was rampant, pushing many stocks with little more than an intriguing business concept to dizzying heights, while stocks with solid earnings in other sectors languished. Time was running out for the bulls, however, as the Federal Reserve Board continued raising short-term interest rates. Rising rates, which typically have the greatest impact on stocks with the highest valuations, finally took their toll on the market in March, April, and May. From peak to trough, the technology-heavy NASDAQ Composite Index fell 37.3%, while on April 14 the Dow Jones Industrial Average and the S&P 500® both experienced one-day drops exceeding 5%. Overall, though, the Dow and the S&P 500® escaped with relatively little damage. While the NASDAQ suffered a setback of bear market proportions, the S&P 500® lost just 1.5%, and the Dow actually gained 5.0%, as investors shifted their assets from New Economy to Old Economy stocks during the first two quarters of 2000.

Late in May, following the latest rate hike by the Fed, there was a widespread sense that interest rates might have reached a plateau, and stocks staged a relief rally. The NASDAQ made up about half of the ground it lost during the correction. Perhaps chastened by the sting of recent losses, investors were more selective this time around, putting a higher premium on stocks with solid earnings prospects and tending to avoid the most speculative shares.

Despite the lackluster performance of stocks overall, it was a good period for actively managed funds. The average U.S. equity mutual fund, as measured by Morningstar, gained more than three percent year-to-date, easily outpacing the negative returns of the three major indices. More importantly, the average mutual fund in almost every category—from small value to large growth—was able to outperform its corresponding index. I’m happy to report that many MassMutual funds outperformed not only their benchmark indices but also the average mutual fund in their respective categories. Our small-cap funds in both value and growth styles did especially well on both an absolute and relative basis.

The Fed Keeps Raising Rates

The Federal Reserve Board, continuing a trend from 1999, raised short-term interest rates in February, March, and May. After the last tightening, which saw rates jump by an increment of 0.50%, the target federal funds rate stood at 6.50%, while the discount rate reached 6.00%, a total increase of 100 basis points for both during the period. Several factors contributed to the Fed’s actions, including robust GDP growth in the United States, tight labor markets, strengthening economies in Europe and Asia, and higher prices for some raw materials, especially crude oil. In June, amid signs that the economy was finally beginning to slow, the Fed left rates unchanged.

Higher rates trimmed returns on most fixed-income investments during the first half of the year, with returns of around 3-4% provided by T-bills as well as short-term and core high-quality bonds. Early in the period spreads widened considerably in the long end of the market, reflecting both upward pressure on interest rates and the inversion of the yield curve and accompanying uncertainty created by the U.S. Treasury’ s buyback program. The program, a result of the government’s reduced borrowing needs, drove down the yields of long- and intermediate-term Treasury securities and contributed to a flight to quality. Spreads narrowed considerably in the final month of the period amid the general sense that the Fed might be finished tightening and investors’ diminishing concerns about the buyback program.

(Continued)

Outlook for Slower Growth

Given the normal 12 to 18-month time lag between Fed actions on interest rates and their full effects on the economy, we expect to see economic growth continue to show signs of slowing over the next six months to a year. However, a persistently strong economy or a worsening of inflation could lead to another round of tightening by the Fed. The complexity of the U.S. economy, together with the delayed effects of most policy moves, makes it extremely difficult for the Fed to know with any certainty when to stop raising interest rates. There is simply no way to predict whether we will get the “soft landing”—slower growth with no recession—that most investors are hoping for.

However, one by-product of this spring’s correction in stocks clearly seems to be a renewed respect for earnings and other fundamental measures of value. I expect this trend to continue in the second half of the year. While absolute returns might be more modest, as a slowing economy forces downward revisions in earnings estimates for many companies, actively managed funds should continue to do well on a relative basis. In a more rational investment environment, good portfolio managers can add considerable value because the market tends to reward the “right” stocks—those with the most favorable fundamental outlooks.

MassMutual Expands Fund Offerings

I’d like to announce some exciting additions to the MML Series Investment Fund. Through our comprehensive due diligence process, we’ve uncovered significant investor demand for a number of fund types and managers that were not previously addressed by our selections. As a result, we’ve added three new funds, listed as follows, with their managers (sub-advisers) in parentheses: Large Cap Value (Davis Selected Advisers), OTC 100 (Deutsche Asset Management/Bankers Trust Company), and Emerging Growth (RS Investment Management). These new choices span a broad range of investment styles and market sectors—value vs. growth, active vs. indexed, and large-cap vs. emerging growth. All of our new managers have produced excellent long-term track records, and have passed through our extensive selection process. We will continue to monitor all of our funds carefully so that you can be assured of access to top-flight investment management talent.

John V. Murphy
President
MML Series Investment Fund

MML Small Cap Value Equity Fund

What are the investment objectives and policies for the MML Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, within the range of capitalizations of companies included in the Lipper, Inc. Small Cap category)

•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential
-are attractively valued in the marketplace

How did the Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the Fund’s shares returned 7.72%, more than double the 3.06% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What factors contributed to the Fund’s performance?

It was a volatile six months. Growth stocks retained their edge over value shares early in the period, as the mania for technology, especially Internet-related investments, pushed many stocks to extreme valuations. With its value orientation, the Fund fell behind the Index during this part of the period. Responding to strong economic growth, tight labor markets, higher oil prices, and a frothy stock market, the Federal Reserve Board continued to raise short-term interest rates, implementing increases in February, March, and May. Normally, rising interest rates have the most negative impact on stocks with the highest valuations, and the Fed’s actions finally caused the speculative technology bubble to burst. From March 10, through May 23, the technology-heavy NASDAQ Composite Index plunged 37.3%, a decline of bear market proportions. Meanwhile, the Russell 2000 Index fell 23.8% during the same span.

Following the latest rate hike by the Fed on May 16, a 0.50% increase, the target federal funds rate stood at 6.50%, while the discount rate was 6.00%. At this point, amid signs that the economy might be starting to slow, investors began to entertain the possibility that the current cycle of rate increases might be close to an end. Stocks rallied, and the Fed’s decision in June to leave rates unchanged improved sentiment further. As the period ended, the NASDAQ stood just shy of the 4000 mark, representing a recovery of about half of its losses from earlier in the year, while the Russell 2000 Index managed a rally of similar proportions. Value shares perked up a bit in the final month of the period, as more investors began to anticipate slowing economic growth later in the year. This was a positive influence on the Fund’s returns, but overall gains were distributed roughly equally between the first and second quarters, with the latter being slightly more favorable.

Which holdings made the most meaningful contribution to performance?

Burr-Brown, an analog semiconductor company, was one of our most positive contributors. We were attracted by new management’s ability to exploit new markets products, and our foresight was rewarded when the company agreed to be acquired by Texas Instruments at a price well in excess of where the shares were then trading. Another holding that helped performance was Matthews International, the largest producer of bronze burial markers. The stock had been hurt by negative news about the funeral home and cemetery markets. However, the economics of the marker business are much better than those of funeral homes and cemeteries, and the shares partially recovered near the end of the period.

On the down side, returns were hurt by the Fund’s position in Basin Exploration, an oil and gas exploration and production company, which we sold when we began to suspect that the company’s operational problems ran deeper than we originally thought. On the other hand, we maintained our position in MS Carriers, a long distance, full-load trucking company. While the stock was hurt by higher fuel costs and expectations of a slowing economy, we felt that these negative factors were fully reflected in the stock’s price.
(Continued)

What is your outlook?

With six increases in interest rates since June 1999, it is hard to escape the conclusion that we will see some meaningful slowing in the economy before long. Buying stocks that are reasonably priced will be even more important in such an environment, for two reasons. First, some investors who anticipate slower growth will shift assets out of growth stocks and into value shares as a defensive maneuver. Moreover, slower economic growth will result in downward revisions of many companies’ earnings, a situation that will most hurt the stocks with the highest valuations. Against that backdrop, we will continue our search for great businesses with stocks trading at reasonable valuations.
Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Value Equity Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
	Year to Date	One Year	Since Inception Average Annual
	1/1/00 – 6/30/00	7/1/99 - 6/30/00	6/1/98 - 6/30/00

MML Small Cap Value Equity Fund	7.72%	2.91%	-4.50%

Russell 2000 Index	3.06%	14.35%	7.52%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

MML Small Cap Value Equity Fund
Russell 2000 Index
$12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
8,000
6/1/98
6/98
12/98
6/99
12/99
6/00
$11,631 Russell 2000 Index
$9,084 MML Small Cap Value Equity Fund

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.
MML Small Cap Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)

ASSETS:
Investments, at value (cost $25,235,638) (Note 2)	$ 27,057,619
Short-term investments, at amortized cost (Note 2)	3,652,094

Total investments	30,709,713

Cash	5,893,754
Receivables from:
Investments sold	68,839
Interest and dividends	65,145
Investment adviser (Note 3)	741

Total assets	36,738,192

LIABILITIES:
Payables for:
Investments purchased	4,486,404
Securities on loan (Note 2)	1,065,100
Affiliates (Note 3):
Investment management fees	16,048
Accrued expenses and other liabilities	29,618

Total liabilities	5,597,170

NET ASSETS	$ 31,141,022

Net assets consist of:
Paid-in capital	$ 30,601,886
Undistributed net investment income	194,237
Accumulated net realized loss on investments	(1,477,082)
Net unrealized appreciation on investments	1,821,981

$ 31,141,022

Shares outstanding:	3,466,885

Net asset value, offering price and redemption price per share:	$ 8.98

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

STATEMENT OF OPERATIONS
For the Six months ended June 30, 2000 (Unaudited)

Investment income: (Note 2)
Dividends	$ 121,472
Interest (including securities lending income of $8)	165,496

Total investment income	286,968

Expenses: (Note 3)
Investment management fees (Note 3)	80,447
Audit and legal fees	10,634
Directors’ fees (Note 3)	8,496
Custody fees	5,875
Other expenses	2,912

Total expenses	108,364
Expenses reimbursed (Note 3)	(14,321)

Net expenses	94,043

Net investment income	192,925

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(574,241)
Net change in unrealized appreciation (depreciation) on investments	2,459,037

Net realized and unrealized gain	1,884,796

Net increase in net assets resulting from operations	$ 2,077,721

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six months ended June 30, 2000 (Unaudited)	Year ended December 31, 1999
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$ 192,925	$ 162,226

Net realized loss on investment transactions	(574,241)	(626,497)

Net change in unrealized appreciation (depreciation) on investments	2,459,037	482,379

Net increase in net assets resulting from operations	2,077,721	18,108

Distributions to shareholders: (Note 2)

From net investment income	-	(160,000)

Net fund share transactions (Note 5)	8,926,204	9,836,805

Total increase in net assets	11,003,925	9,694,913

NET ASSETS:
Beginning of period	20,137,097	10,442,184

End of period (including undistributed net investment income of $194,237 and $1,312, respectively)	$ 31,141,022	$ 20,137,097

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Six months ended 6/30/00 (Unaudited)		Year ended 12/31/99	Period ended 12/31/98†
Net asset value, beginning of period	$ 8.34		$ 8.49	$ 10.00

Income (loss) from investment operations:

Net investment income	0.06		0.07	0.03

Net realized and unrealized gain (loss) on investments	0.58		(0.15)	(1.51)

Total income (loss) from investment operations	0.64		(0.08)	(1.48)

Less distributions to shareholders:

From net investment income	-		(0.07)	(0.03)

Net asset value, end of period	$ 8.98		$ 8.34	$ 8.49

Total Return @	7.72%	**	(1.04% )	(14.77%	)**

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$ 31,141		$ 20,137	$10,442

Net expenses to average daily net assets:

Before expense waiver	0.88%	*	1.07%	0.85%	**

After expense waiver	0.76%	*	0.75%	0.44%	**

Net investment income to average daily net assets	1.56%	*	1.13%	0.42%	**

Portfolio turnover rate	38%	**	41%	23%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
†	For the period from June 1, 1998 (commencement of operations) through December 31, 1998.
@	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.
The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)

	Number of Shares	Market Value
EQUITIES - 86.9%

Advertising - 1.9%
Ackerley Group, Inc.	11,700	$ 137,475
Harte Hanks Communications, Inc.	17,900	447,500

		584,975

Automotive & Parts - 1.0%
Dura Automotive Systems, Inc. *	3,200	34,600
Myers Industries, Inc.	200	2,150
United Auto Group, Inc. *	30,700	280,137

		316,887

Banking, Savings & Loans - 7.7%
Banknorth Group, Inc.	33,157	507,717
CCB Financial Corporation	3,000	111,000
Commerce Bancorp, Inc. NJ	13,100	602,600
First Republic Bank *	13,100	261,181
Hudson City Bancorp, Inc.	24,200	412,912
Webster Financial Corporation	22,080	489,900

		2,385,310

Broadcasting, Publishing & Printing - 1.1%
Houghton Mifflin Company	100	4,669
McClatchy Newspapers, Inc.	10,500	347,812

		352,481

Building Materials & Construction - 1.2%
Elcor Corporation	16,500	379,500

Chemicals - 5.5%
Olin Corp.	44,200	729,300
OM Group, Inc.	11,700	514,800
Spartech Corporation	17,400	469,800

		1,713,900

Commercial Services - 5.4%
ABM Industries, Inc.	20,700	476,100
Advo, Inc. *	27,500	1,155,000
Landauer, Inc.	3,800	59,137

		1,690,237

Communications - 5.4%
Ct Communications, Inc.	25,700	730,844
Inet Technologies, Inc. *	7,400	401,450
True North Communications, Inc.	12,500	550,000

		1,682,294

	Number of Shares	Market Value
Computers & Information - 2.0%
Xircom, Inc. *	13,400	$636,500

Containers - 0.8%
U.S. Can Corporation *	15,200	264,100

Electric Utilities - 3.1%
Calpine Corporation *	7,700	506,275
EL Paso Electric Co. *	40,100	448,619

		954,894

Electrical Equipment & Electronics - 13.4%
Benchmark Electronics, Inc. *	13,100	478,969
Burr-Brown Corp. *	6,100	528,794
Cognex Corporation *	12,400	641,700
Cohu, Inc.	15,700	423,410
Dallas Semiconductor Corporation	17,000	692,750
Lattice Semiconductor Corporation *	8,800	608,300
Micrel, Inc. *	15,500	673,281
Teleflex, Incorporated	3,100	114,894

		4,162,098

Energy - 4.6%
Newfield Exploration Company *	11,800	461,675
Precision Drilling Corporation	16,400	633,450
Stone Energy Corporation *	5,700	340,575

		1,435,700

Financial Services - 1.8%
Eaton Vance Corp.	12,100	559,625

Foods - 2.6%
International Home Foods, Inc. *	17,700	370,594
Morrison Management Specialists, Inc.	16,070	452,973

		823,567

Healthcare - 1.8%
Health Management Associates Cl. A *	42,500	555,156

Industrial - Diversified - 2.0%
Carlisle Cos., Inc.	13,500	607,500

	Number of Shares	Market Value
Insurance - 3.5%
HCC Insurance Holdings	22,000	$ 415,250
Highlands Insurance Group, Inc.*	19,800	185,625
White Mountains Insurance Group, Inc.	3,100	496,000

		1,096,875

Machinery & Components - 5.8%
Hardinge, Inc.	17,350	181,091
Helix Technology Corporation	17,900	698,100
Regal-Beloit Corporation	19,100	306,794
Roper Industries, Inc.	21,300	545,813
Tennant Co.	1,600	60,000

		1,791,798

Medical Supplies - 3.7%
Bacou USA, Inc. *	13,600	272,000
Biomet, Inc.	10,600	407,438
Invacare Corporation	17,500	459,375

		1,138,813

Metals & Mining - 3.9%
CompX International, Inc.	18,800	381,875
Matthews International Corp.	15,200	440,800
Reliance Steel & Aluminum Company	20,650	394,931

		1,217,606

Miscellaneous - 0.6%
Crossmann Communities, Inc. *	11,500	189,750

Pharmaceuticals - 1.9%
Bindley Western Industries, Inc.	22,033	582,497

Real Estate - 1.0%
Mid- Atlantic Realty Trust	29,700	297,000

Retail - 1.2%
BJ’s Wholesale Club, Inc. *	11,800	389,400

Transportation - 4.0%
C.H. Robinson Worldwide, Inc.	16,300	806,850
Hub Group, Inc. Cl. A *	7,900	118,006
M.S. Carriers, Inc. *	18,400	324,300

		1,249,156

TOTAL EQUITIES
(Cost $25,235,638)		27,057,619

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)

		Principal Amount	Market Value
SHORT-TERM INVESTMENTS - 11.7%
Cash Equivalents - 3.4%
Bank of America Bank Note **
6.670%	03/22/2001	$ 22,819	$ 22,819
Bank of Montreal Bank Note **
6.630%	08/16/2000	38,032	38,032
Bank of Nova Scotia Eurodollar Time Deposit **
7.000%	07/03/2000	45,638	45,638
Credit Agricole Bank Eurodollar Time Deposit **
6.750%	07/06/2000	152,128	152,128
Credit Agricole Bank Eurodollar Time Deposit **
6.750%	07/07/2000	22,819	22,819
Den Danske Bank Eurodollar Time Deposit **
6.810%	07/05/2000	83,670	83,670
First Union Bank Note **
6.900%	05/09/2001	22,819	22,819
Fleet National Bank Eurodollar Time Deposit **
7.260%	10/31/2000	96,048	96,048
HypoVereinsbank Eurodollar Time Deposit **
6.750%	07/05/2000	190,159	190,159
Merrimac Money Market Fund **
6.440%	07/03/2000	238,840	238,840
Morgan Stanley Dean Witter & Co. **
6.890%	07/17/2000	45,638	45,638
Morgan Stanley Dean Witter & Co. **
6.910%	11/22/2000	15,213	15,213
Paribas Bank Eurodollar Time Deposit **
6.750%	07/05/2000	91,277	91,277

			1,065,100

	Principal Amount	Market Value

Repurchase Agreement - 8.3%
Investors Bank & Trust Company Repurchase Agreement, dated 06/30/00,
6.03%, due 07/03/00 (a)	$2,586,994	$ 2,586,994

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		3,652,094

TOTAL INVESTMENTS - 98.6% (Cost $28,887,732) ***		$30,709,713

Other Assets/(Liabilities) - 1.4%		431,309

NET ASSETS - 100.0%		$31,141,022

Notes to Portfolio of Investments

*	Non-income producing security.
**	Represents investment of security lending collateral. (Note 2).
***	Aggregate cost for Federal tax purposes. (Note 7).
(a)
Maturity value of $2,588,294. Collateralized by U.S. Government Agency obligation with a rate of 9.375%, maturity date of 09/25/2012, and aggregate market value, including accrued interest, of $2,716,344.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund	MML Small Cap Value Equity Fund (the “Fund”) is a diversified series of the MML Series
Investment Fund (“MML Trust”). The MML Trust is registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), as a no-load, registered open-end, management investment company. The MML Trust, which has eleven separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an
Agreement and Declaration of Trust dated December 19, 1984, as amended. On June 1, 1998, the
Fund commenced operations.

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”)
for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of
MassMutual. Shares of the MML Trust are not offered to the general public.

2. Significant Accounting Policies	The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation	Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-
the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the
Trustees.

Accounting for Investments	Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax	It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal
Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company.
Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.
Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders	Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation	The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the
U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market price of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividend recorded on the books of the Fund and the amount actually received.

Securities Lending	The Fund may make loans of portfolio securities; however, securities lending can not exceed 33% of its total assets taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At June 30, 2000, the Fund loaned securities having a market value of
$1,020,994, collateralized cash in the amount of $1,065,100, which was invested in short-term instruments.

Forward Foreign Currency Contracts	The Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2000.
Notes to Financial Statements (Continued)

Forward Commitments	The Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.
Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if it cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform.
The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At June 30, 2000, the Fund had no open forward commitments.

Financial Futures Contracts	The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.
Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At June 30, 2000, the Fund had no open financial futures contracts.
3. Management Fees and Other Transactions with Affiliates

Investment Management Fee	MassMutual provides all investment advisory, management and administrative services needed by the
Fund. For acting as such, MassMutual receives a monthly fee from the Fund at the annual rate of
0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson and
Company, Inc. (“DLB”), pursuant to which DLB serves as the Fund’s sub-adviser providing day-to-
day management of the Fund’s investments. DLB is a wholly-owned subsidiary of DLB Acquisition
Corporation, which is a controlled subsidiary of MassMutual. MassMutual pays DLB a quarterly fee equal to an annual rate of 0.25% of the average daily net assets under management.

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net asset value of the Fund for such year.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.
Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

Purchases
	Equities	$17,715,516
Sales
	Equities	$ 7,184,342

5. Capital Share Transactions	The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the Fund is as follows:

		For the Six months ended June 30, 2000
Shares
	Reinvestment of dividends	19,192
	Sales of shares	1,198,624
	Redemptions of shares	(166,389)

	Net Increase	1,051,427

Amount
	Reinvestment of dividends	$ 160,000
	Sales of shares	10,186,892
	Redemptions of shares	(1,420,688)

	Net Increase	$ 8,926,204

		For the Year ended December 31, 1999
Shares
	Reinvestment of dividends	4,409
	Sales of shares	1,355,252
	Redemptions of shares	(173,705)

	Net Increase	1,185,956

Amount
	Reinvestment of dividends	$ 37,437
	Sales of shares	11,230,375
	Redemptions of shares	(1,431,007)

	Net Increase	$ 9,836,805

6. Foreign Securities	The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S.
Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S.
companies and the U.S. Government.
Notes to Financial Statements (Continued)

7. Federal Income Tax Information	At June 30, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, is as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
$28,887,732	$3,505,759	$1,683,778	$1,821,981

At December 31, 1999, the Fund had available, for Federal income tax purposes, unused capital losses:

Amount	Expiration Date
$276,344	December 31, 2006
626,497	December 31, 2007